Other Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Other Liabilities Disclosure [TextBlock]
Current

Deferred income	3	6
Deferred taxation. See Note 7.	20	15
Pension and other post-retirement medical benefits. See Note 25.	12	12
Accrual for power	43	27
Short-term portion of commodity contract(1)	34	-
Other (including accrued liabilities)	90	60
	202	120

	Non-current

	Deferred income	1	3
	Provision for uncertain tax positions. See Note 7.	53	49
	Commodity contract(1)	316	-
	Other creditors	9	11
		379	63

(1)	Chemwes (Pty) Limited, subsidiary of First Uranium (Pty) Limited acquired by AngloGold Ashanti Limited during 2012, agreed to sell 25 percent of its production, capped at 312,500 ounces from January 1, 2012, to Franco-Nevada (Barbados) Corporation. Franco Nevada is required to pay $400 per ounce which inflates at 1 percent compounded annually from 2013. The obligation is calculated as the present value of the portion which is deemed a loss making executory contract in light of the market conditions that existed at the acquisition date. As at December 31, 2012, the remaining production due to Franco Nevada is 292,672 ounces. Included in the long-term obligation are future royalty obligations to Buffelsfontein Gold Mines and Premier Royalty Company of $14 million and environmental legal claims of $3 million.